--------------------------------------------------------------------------------

                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 11-K, into the Company's previously filed Registration Statement File No. 333-36191 on Form S-8.


                                                             /s/ ARTHUR ANDERSEN


Seattle, Washington
September 22, 2000






--------------------------------------------------------------------------------